UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

IDEAL POWER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

5508 Highway 290 West, Suite 120
Austin, Texas 78735
www.idealpower.com
April 29, 2022
To the Stockholders of Ideal Power Inc.:
It is my pleasure to invite you to attend Ideal Power Inc.’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, June 16, 2022 at 10:00 a.m. Central Time. The Annual Meeting will be held entirely online live via audio webcast due to the continuing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our directors, employees, stockholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting https://www.viewproxy.com/IdealPower/2022/VM, where you will be able to listen to the Annual Meeting live, submit questions and vote.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
Your vote is important. Whether or not you expect to attend the Annual Meeting online, please date, sign and return your proxy card in the enclosed envelope or vote by using the Internet or by telephone according to the instructions in the proxy statement to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting and follow the instructions in the proxy statement, you may vote your shares electronically during the Annual Meeting even though you have previously voted by proxy. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your broker, bank, trustee or other nominee to vote your shares. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at https://www.viewproxy.com/IdealPower/2022/VM and can be found in the proxy statement in the section entitled “Questions and Answers about this Proxy Material and Voting — How can I attend and vote at the Annual Meeting?”.
On behalf of your Board of Directors, thank you for your continued support and interest.
Sincerely,
R. DANIEL BRDAR
President, Chief Executive Officer and Director

5508 Highway 290 West, Suite 120
Austin, Texas 78735
(512) 264-1542
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2022
To the Stockholders of Ideal Power Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ideal Power Inc., a Delaware corporation (the “Company”), on Thursday, June 16, 2022, at 10:00 a.m. Central Time. The Annual Meeting will be held entirely online live via audio webcast due to the continuing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting https://www.viewproxy.com/IdealPower/2022/VM, where you will be able to listen to the Annual Meeting live, submit questions, and vote. There will not be a physical location for the Annual Meeting. The Annual Meeting will be held for the following purposes:
1.
To elect five directors to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified;

2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers; and

4.
Any other business that may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the proxy statement accompanying this notice.
Only stockholders of record of our common stock at the close of business on April 28, 2022 are entitled to notice of, and to vote, at the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
TIMOTHY W. BURNS
Chief Financial Officer and Corporate Secretary
Austin, Texas
April 29, 2022
You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible. We encourage you to vote via the Internet or by telephone. You may also vote your shares online, and submit your questions during, the Annual Meeting. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at https://www.viewproxy.com/IdealPower/2022/VM and can be found in the proxy statement in the section entitled “Questions and Answers about This Proxy Material and Voting — How can I attend and vote at the Annual Meeting?”.
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5508 Highway 290 West, Suite 120
Austin, Texas 78735
(512) 264-1542

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these proxy materials?
You have received these proxy materials because the Board of Directors (the “Board”) of Ideal Power Inc. (the “Company”, “Ideal Power”, “we”, “us” or “our”) is soliciting your proxy to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, which will be held on Thursday, June 16, 2022, at 10:00 a.m. Central Time, online https://www.viewproxy.com/IdealPower/2022/VM. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast.
This proxy statement will first be made available to stockholders on or about April 29, 2022.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2022. This proxy statement and our 2021 Annual Report on Form 10-K are available at www.idealpower.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 28, 2022 (the “record date”) are entitled to notice of, and to vote at, the Annual Meeting. The holders of common stock have the right to one vote for each share they held as of the record date. As of the close of business on the record date, there were 5,903,797 shares of our common stock outstanding.
To attend and participate in the Annual Meeting, you must register at https://www.viewproxy.com/IdealPower/2022/VM by 11:59 PM EDT on June 14, 2022, using the control number that was included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee to obtain a legal proxy if you plan on voting your shares during the Annual Meeting and your control number to register for the Annual Meeting, or otherwise vote through the broker, bank or other nominee. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.viewproxy.com/IdealPower/2022/VM and entering the event passcode you were provided after registration.
The Annual Meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Central Time, and you should allow ample time for the check-in procedures.
In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose relevant to the Annual Meeting during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend. The list will also be available on the same basis for 10 days prior to the Annual Meeting through the Annual Meeting website.

What am I voting on?
At the Annual Meeting, our stockholders will consider and vote on the following matters:
1.
To elect five directors to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2);

3.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 3); and

4.
Any other business that may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 3, noted above.
What is the difference between being a “stockholder of record” and being a beneficial owner of shares held in “street name?”
Stockholder of Record.   If on the record date, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services, then you are a “stockholder of record.” In this case, a set of proxy materials has been sent to you directly by us.
Beneficial Owners of Shares Held in Street Name.   If your shares are held in a brokerage account or by a broker, bank, trustee or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, a set of proxy materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.
How do I vote?
Stockholder of Record.   As a stockholder of record, you may vote your shares over the Internet, by telephone as described on the proxy card, or by mail by marking, signing, dating and mailing your proxy card in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend online. If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our Board.
Stockholders of record may vote by using the Internet at www.proxypush.com/ipwr and following the instructions for Internet voting on the proxy card mailed to you. Internet and telephone voting are available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 15, 2022. Stockholders of record may also vote by mail, by completing and mailing in the paper proxy card included with this proxy statement. Mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
Beneficial Owners of Shares Held in Street Name.   If your shares are held through a broker, bank, trustee or other nominee in “street name”, you need to submit voting instructions to your broker, bank, trustee or other nominee in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Most beneficial stockholders (“street name” holders) may vote by Internet by accessing the website specified on the voting instructions forms provided by their brokers, banks, trustees or other nominees. Most beneficial stockholders (“street name” holders) may vote via by telephone by calling the number specified on the voting instructions forms provided by their brokers, banks, trustees or other nominees. Your vote is revocable by following the procedures outlined in this proxy statement. However, since you are not a stockholder of record, you may not vote your shares online at the Annual Meeting unless you have a legal proxy and a control number provided by your broker, bank, trustee or other nominee.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.
All stockholders as of the close of business on the record date can also vote online at the Annual Meeting by following the instructions posted at https://www.viewproxy.com/IdealPower/2022/VM. Even if you plan to attend the Annual Meeting, we recommend that you also vote either by Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend.
How can I attend and vote at the Annual Meeting?
This year’s Annual Meeting will be held entirely online live via audio webcast due to the continuing public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. In structuring our virtual Annual Meeting, our goal is to enhance stockholder participation. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any stockholder can attend the Annual Meeting live online at https://www.viewproxy.com/IdealPower/2022/VM.
To attend and participate in the Annual Meeting, you must register at https://www.viewproxy.com/IdealPower/2022/VM by 11:59 PM EDT on June 14, 2022, using the control number that was included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee to obtain a legal proxy if you plan on voting your shares during the Annual Meeting and your control number to register for the Annual Meeting, or otherwise vote through the broker, bank or other nominee. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.viewproxy.com/IdealPower/2022/VM and entering the event passcode you were provided after registration.
The Annual Meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Central Time, and you should allow ample time for the check-in procedures.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.viewproxy.com/IdealPower/2022/VM. Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.viewproxy.com/IdealPower/2022/VM on the day of the Annual Meeting.
We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.
Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or suggestions for technology innovations or product introductions, are not pertinent to Annual Meeting matters and therefore will not be answered. We have designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?
There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 9:45 a.m. Central Time on June 16, 2022 (15 minutes prior to the start of the Annual Meeting is recommended), the day of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or Annual Meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.
What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares on Proposals 1 and 3, the broker may not exercise discretion to vote for or against those proposals because each of these proposals are considered “non-routine” under applicable rules. With respect to Proposal 2 (ratification of our independent registered public accounting firm), the broker may exercise its discretion to vote for or against the proposal in the absence of your instruction. Broker non-votes are not counted as votes in favor of, or against, any proposal.
What is the quorum requirement for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid Annual Meeting. Our bylaws provide that a quorum will be present if a majority of all shares outstanding on the record date are represented at the Annual Meeting in person, or by means of remote communication, or by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, provided that the broker has voted on at least Proposal 2 but will have no effect on the outcome of any proposal. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.
How many votes are needed to approve each proposal?
If a quorum is present at the Annual Meeting, the following vote is required for approval of each matter to be voted on:
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For Proposal 1 (Election of Directors), the five nominees receiving the most “FOR” votes (among votes properly cast in person, or by means of remote communication, or by proxy) will be elected. “WITHHOLD” votes and broker non-votes will have no effect on the outcome of this proposal. Cumulative voting is not permitted.

•
Proposal 2, to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, must receive a “FOR” vote from the majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as an “AGAINST” vote. Broker non-votes, if any, will have no effect on the outcome of this proposal.
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Proposal 3, to approve, on a non-binding advisory basis, the compensation of our named executive officers, must receive a “FOR” vote from the majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.

What are the recommendations of the Board?
Our Board recommends that you vote:
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“FOR” the election of the five director nominees to serve until the 2023 annual meeting of stockholders and until their respective successors are elected and qualified;

•
“FOR” the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•
“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

What if I return a proxy card but do not make specific choices?
Whether or not you are able to personally attend the Annual Meeting online, you are encouraged to vote your shares as instructed on the proxy card or voting instruction form. Shares represented by properly executed methods and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting as directed in the proxy. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” each of Proposals 1, 2 and 3. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, your broker, bank, trustee or other nominee may not vote your uninstructed shares on any proposal other than Proposal 2.
If your shares are held in the name of a bank or brokerage firm, your bank or broker will send you a separate package describing the procedures and options for voting your shares. You should follow the instructions provided by your bank or brokerage firm. On routine matters, such as Proposal 2, your broker will vote your shares for you at his or her discretion if you do not instruct your broker how to vote. For non-routine matters, which include all other matters to be voted upon at the Annual Meeting, your broker may not vote your shares without specific voting instructions from you.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record.   You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:
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Submit another properly completed proxy with a later date by the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described above;

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Send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 5508 Highway 290 West, Suite 120, Austin, Texas 78735; or

•
Attend the Annual Meeting and vote online by following the instructions at https://www.viewproxy.com/IdealPower/2022/VM.

Beneficial Owners of Shares Held in Street Name.   If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, as described above. If you hold your shares in “street name” through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a control number in order to vote your shares during the Annual Meeting.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, simply attending the Annual Meeting online will not, by itself, automatically revoke your proxy.
Who is paying for the cost of this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. They will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Why hold a virtual Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Annual Meeting, in light of the continuing public health impact of the coronavirus pandemic (COVID-19), we believe that hosting a virtual Annual Meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the end of the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominees for Election
We currently have a Board consisting of five directors. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date.
The term of each of the current directors, R. Daniel Brdar, Drue Freeman, Gregory Knight, Ted Lesster and Michael C. Turmelle, will expire on the date of the upcoming Annual Meeting. The Board’s nominees for election by the stockholders to the five positions are the current members of the Board. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2023 and until their respective successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our Board.
Nominees for Election as Directors
Biographical information for our director nominees who were nominated for re-election at the Annual Meeting is set forth below.
Name	Position(s) with the Company	Age	Director Since
R. Daniel Brdar	President, Chief Executive Officer and Director	62	2014
Drue Freeman	Director	59	2022
Gregory Knight	Director	47	2022
Ted Lesster	Director	84	2018
Michael C. Turmelle	Director	63	2017
R. Daniel Brdar has served as our President and Chief Executive Officer since April 2020. Previously, Mr. Brdar served as our BTRAN Chief Commercial Officer from April 2018 until April 2020. Mr. Brdar originally joined the Company in January 2014, when he served as our Chief Executive Officer and President until April 2018 and served as Chairman of the Board until March 2017. He has over 30 years of experience in the power systems and energy industries and has held a variety of leadership positions during his career. Prior to joining the Company, Mr. Brdar was Chief Operating Officer of Petra Solar Inc. from March 2011 to May 2013. From January 2006 to February 2011, Mr. Brdar was Chief Executive Officer of FuelCell Energy, Inc. (Nasdaq:FCEL). Mr. Brdar also served as President of Fuel Cell Energy, Inc. from August 2005 to February 2011 and Chairman of the Board of Directors from January 2007 until April 2011. Prior to his employment with FuelCell Energy, Inc., which began in 2000, Mr. Brdar held management positions at General Electric Power Systems from 1997 to 2000 where he focused on new product introduction programs and was product manager for its gas turbine technology. Mr. Brdar was Associate Director, Office of Power Systems Product Management at the U.S. Department of Energy where he held a variety of positions from 1988 to 1997, including directing the research, development and demonstration of advanced power systems, including gas turbines, gasification systems and fuel cells. Mr. Brdar received a B.S. in Engineering from the University of Pittsburgh in 1981. Mr. Brdar brings to our Board experience as an executive officer of a publicly traded company, knowledge of the renewable energy and power electronics markets, and experience and familiarity with our business as our Chief Executive Officer.
Drue Freeman has served on our Board since April 2022. He has over 30 years of semiconductor industry experience, sixteen of which focused on sales and marketing of semiconductors to the automotive industry. Mr. Freeman spent most of his career at NXP Semiconductors (“NXP”), a Dutch multinational manufacturer serving the automotive industry. In 1990, he joined VLSI Technology, an American company that designed and manufactured custom and semi-custom integrated circuits, which was bought by Philips Semiconductors, a division of Philips Electronics. Philips Semiconductors was subsequently spun-out from

Philips to become NXP. At NXP, he served in various leadership positions in Japan, Germany, China and Silicon Valley. He launched and served on the Board of Directors for Datang-NXP Semiconductors, the first Chinese automotive semiconductor company, and ended his tenure at NXP as Senior Vice President of Global Automotive Sales & Marketing. While at NXP, Mr. Freeman built significant automotive semiconductor market share by developing long-term relationships with OEMs and locking in design wins at Tier-1 automotive customers. Since November 2016, he has served as an Advisor at Silicon Catalyst, an incubator focused exclusively on solutions in silicon, and, from March 2018 to April 2020, he served as Chief Executive officer of the Association for Corporate Growth Silicon Valley, the premier organization for decision makers in Silicon Valley, providing business professionals with direct and referral access to key business leaders, transformational thought leadership and practical experience for professional growth and business development. Mr. Freeman provides strategic and advisory services, with recent clients including Savari (acquired by Harman) and DeepScale.ai (acquired by Tesla), and he has served on the Board of Directors of Sand Hill Angels, a group of Silicon Valley angel investors, since August 2016. He has a B.S. in Electrical Engineering from San Diego State University and an MBA in Business from Pepperdine Graziadio Business School. Mr. Freeman brings to our Board experience as a semiconductor executive and strategic advisor and investor and knowledge of, and relationships in, the semiconductor and automotive / electric vehicle (“EV”) industries.
Gregory Knight has served on our Board since April 2022. He has 20 years of experience in the photovoltaic (“PV”), silicon carbide, EV and power electronics markets in both leadership positions and as a strategic consultant. Mr. Knight most recently served as President and Chief Executive Officer of GT Advanced Technologies, a producer of silicon carbide and sapphire crystal materials for expanding markets such as EVs and power electronics, from September 2016 to October 2021. His other leadership positions include: Co-Founder and Co-Chief Executive Officer of Exawatt, which provides strategic consulting for the solar PV, EV, power electronics, high-purity quartz and lithium-ion battery markets, from May 2015 to September 2016; President of PV Tech Group, a provider of a range of operations and strategic planning services to the PV industry, from July 2010 to September 2016; and Chief Technology Officer for Equity Solar, a provider of silicon surface chemistries intended to increase PV cell efficiency, from April 2010 to June 2015. Mr. Knight began his PV career as Manufacturing Director, Solar Cell Fabrication, at Schott Solar, a manufacturer of components for solar power systems. He currently serves on the Board of Directors of Hardinge Inc., a multi-national machine tool builder. Mr. Knight served five years in the U.S. Navy as Chemistry / Radiological Controls Officer and holds a B.A. in Chemistry from Cornell University and a formal nuclear engineering education from the Naval Nuclear Power School. Mr. Knight brings to our Board experience as an executive and knowledge of silicon carbide and PV, EV, energy storage and power electronics markets.
Ted Lesster has served on our Board since April 2018. Prior to 1985, Mr. Lesster worked first in the power conversion group at the Westinghouse R&D Center and subsequently at the Westinghouse ESSD Oceanic Division (“ESSD”). As an Advisory Engineer he was instrumental in developing power electronics for power conversion, active sonar and propulsion systems for deep submergence vehicle and surface ship applications. In 1985, he became manager of Electrical Engineering and, in 1992, he was appointed to assemble and lead the technical team that worked in conjunction with Chrysler to develop and take to initial production advanced power trains for the Chrysler EPIC minivan. Following the Northrop Grumman acquisition of ESSD he returned to the Oceanic Division as Engineering Director of the engineering department and then as Chief Scientist. In 1999, he joined SatCon as Engineering Director and later as General Manager. He resigned from his management position at SatCon in 2002 to lead the design and development of a novel 2-megawatt flywheel/doubly fed induction machine and diesel-based uninterruptible AC power source. With the transfer of that and similar power electronics-based technology to RTC Systems (“RTC”) in 2003, Mr. Lesster joined RTC in an advisory role and was active in hardware development of vehicle and shipboard pulse power and power management applications as well as both wave energy and tide power energy conversion projects until his retirement in 2014. Mr. Lesster has BA and MA degrees in Engineering from Oxford University and, in 1971, he received the Westinghouse B.G. Lamme Award for a year’s study scholarship. He used this to study at Imperial College of Science and Technology in London where his thesis for the Diploma of Imperial College certificate was on control techniques for reluctance machines. Mr. Lesster holds six patents and several pending in the field of power conversion. Mr. Lesster brings to our Board an extensive knowledge of power electronics and power conversion systems.

Michael C. Turmelle has served on our Board since December 2017. Since January 2018, Mr. Turmelle has served as the Managing Director of Hayward Tyler, which he joined in February 2015. Hayward Tyler designs, manufactures and services performance-critical electric motors and pumps to meet the most demanding of applications for the global energy industry, as both an original equipment manufacturer supplier and trusted partner. Previously, Mr. Turmelle ran his own consulting company working with start-ups and turn-arounds in the areas of renewable energy, medical and other advanced technologies. Mr. Turmelle has served on numerous Board of Directors including the Board of Directors of Implant Sciences Corp., an explosive and narcotic trace detection company, where he served as Chairman of the Board from 2015 to 2017. Mr. Turmelle was Chief Financial Officer and Chief Operating Officer and a member of the Board of Directors of SatCon. Mr. Turmelle was also on the Board of Directors of Beacon Power, a SatCon spin-off company dealing in flywheel energy storage. Mr. Turmelle has a BA in Economics from Amherst College and is a graduate of General Electric’s Financial Management Program. Mr. Turmelle brings to our Board years of public company executive experience as well as extensive experience in finance and operations and in the field of electrical technology.
Vote Required and Board Recommendation
Nominees will be elected by a plurality of the votes of the shares of common stock present in person, or by means of remote communication, or represented by proxy and entitled to vote at the Annual Meeting. A “plurality” means, with regard to the election of directors that the nominees for director receiving the greatest number of “FOR” votes from the votes cast at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Proxies cannot be voted for a greater number of persons than five, the number of nominees named above. There is no cumulative voting in the election of directors.
THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES FOR DIRECTOR

CORPORATE GOVERNANCE AND BOARD MATTERS
We are committed to maintaining sound corporate governance practices. The Board has formalized several policies, procedures and standards of corporate governance, some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.
Board Leadership Structure
The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by a majority vote of the remaining directors. Michael C. Turmelle is currently serving as the Chairman of the Board.
Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes that it is currently in the best interests of the Company and its stockholders to make that determination based on circumstances from time to time.
While our Board does not have a person designated as a lead independent director, our Board believes that having, among other things, an independent director serving as Chairman of the Board, a majority of independent directors, a discrete and independent committee system and periodic meetings of non-employee directors in executive session permits the Board to maintain effective oversight of the Company’s management. The Board periodically reviews its leadership structure to ensure that it meets the Company’s needs.
Independence of the Board
Our Board has determined that each of our directors, with the exception of R. Daniel Brdar, our President and Chief Executive Officer, is an “independent director” as defined under the applicable rules of The Nasdaq Stock Market (“Nasdaq”) and SEC rules and regulations. In making such independence determination, the Board considered the relationships that each such director has with us and all other facts and circumstances that the deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director.
Board Diversity
The following table below shows the diversity attributes of our Board as of April 7, 2022:
Male
Total Number of Directors	5
Part I: Gender Identity
Directors	5
Part II: Demographic Background
White	5
Board Committees
The Board has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees of the Board operates pursuant to a written charter. Copies of the charters can be viewed on the corporate governance subsection of the investors section of our website at www.idealpower.com. The information contained, or accessible through, our website is not incorporated by reference into this proxy statement.

The following table is a summary of our committee structure and members on each of our committees as of the date of this proxy statement:
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Drue Freeman
Gregory Knight
Ted Lesster
Michael C. Turmelle
R. Daniel Brdar	—	—	—
Total Meetings in 2021	6	5	8
Chair	Member	Financial Expert
Audit Committee
The role of the Audit Committee is to:
•
oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

•
oversee management’s maintenance of internal controls and procedures for financial reporting;

•
oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•
oversee the independent auditor’s qualifications and independence;

•
oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

•
prepare the report required by the rules of the SEC to be included in our proxy statement;

•
oversee the Company’s policies with respect to risk assessment and risk management, including cybersecurity risk;

•
discharge such duties and responsibilities as may be required of the Audit Committee by the provisions of applicable law, rule or regulation; and

•
review, at least annually, the adequacy of the Audit Committee charter.

Our Board has determined that each of the directors serving on our Audit Committee is independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, our Board has determined that Mr. Turmelle qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our Board has considered the formal education and nature and scope of his previous experience.

Compensation Committee
The role of the Compensation Committee is to:
•
develop and recommend to the Board the annual compensation (base salary, bonus, stock options and other benefits) for our Chief Executive Officer;

•
review, approve and recommend to the Board the annual compensation (base salary, bonus and other benefits) for all of our executives and for members of the Board;

•
review, approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans and to administer such plans;

•
review, approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers;

•
review our incentive compensation arrangements to determine whether they encourage excessive risk-taking;

•
develop and recommend to the Board for approval a Chief Executive Officer succession plan; and

•
review, at least annually, the adequacy of the Compensation Committee charter.

Under our 2013 Equity Incentive Plan (as amended and restated, the “2013 Plan”), the Compensation Committee may delegate to any officers of the Company the duties, power and authority of the Compensation Committee under the 2013 Plan to persons who are not then subject to Section 16 of the Exchange Act.
The Compensation Committee reviews and considers our Chief Executive Officer’s recommendations with respect to compensation decisions for our named executive officers, other than himself. The Compensation Committee believes it is valuable to consider the recommendations of our Chief Executive Officer with respect to these matters because, given his knowledge of our operations, our industry and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the Compensation Committee perspective into the performance of our named executive officers in light of our business at a given point in time. The Compensation Committee (without the participation of our Chief Executive Officer) makes all compensation decisions with regard to our Chief Executive Officer.
Our Board has determined that each of the directors serving on our Compensation Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee.
Nominating and Corporate Governance Committee
The role of the Nominating and Corporate Governance Committee is to:
•
evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

•
determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

•
establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

•
review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

•
annually recommend to the Board persons to be nominated for election as directors;

•
recommend to the Board the members of all standing Committees;

•
adopt or develop for Board consideration corporate governance principles and policies;

•
review stockholder nominations for candidacy to the Board, if any, and any stockholder proposals affecting corporate governance, and make recommendations to the Board accordingly;

•
periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees; and

•
review, at least annually, the adequacy of the Nominating and Corporate Governance Committee charter.

Our Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.
Board and Committee Meetings Attendance
The Board met seven times during 2021. Each of our directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
We do not have a policy with regard to attendance by members of the Board at our annual meetings of stockholders. All of the members of our Board at the time attended the 2021 annual meeting of stockholders.
Policy with Regard to Stockholder Proposals and Director Recommendations
Our Nominating and Corporate Governance Committee (the “Governance Committee”) believes that the minimum qualifications and skills that candidates for director should possess include the highest professional and personal ethics and values, experience at the policy-making level in business, government, education, technology or public interest, a commitment to enhancing stockholder value and sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Governance Committee also considers the following factors, in no particular order of importance: (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company’s business, (iii) financial expertise, (iv) diversity and (v) local and community ties. However, the Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. While we do not have a formal policy on diversity, our Governance Committee considers diversity of experience as well as diversity in gender and whether an individual represents an underrepresented minority or class, as factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, our Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
In the case of new director candidates, the Governance Committee will also determine whether the nominee is independent. In conducting a search for director candidates, the Governance Committee may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. Thereafter, the Governance Committee will meet to discuss and consider such candidates’ qualifications and select a nominee for recommendation to the Board.
We do not have a separate policy regarding director candidates recommended by stockholders, but the Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Governance Committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at 5508 Highway 290 West, Suite 120, Austin, Texas 78735, and must include information regarding the candidate and the stockholder making the recommendation, in accordance with Article 12 of our amended and restated certificate of incorporation and our bylaws. Stockholders also have the right under our governing documents to nominate director candidates directly, without any action or recommendation on the part of the Governance Committee or the Board, by following the procedures set forth under the heading “Stockholder Proposals and Director Nominations.”
Risk Oversight Management
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks. Our Board provides risk oversight for the Company by regularly receiving and reviewing management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight is supplemented by the Board’s various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures, including our cybersecurity risk exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. The Compensation Committee also has reviewed our compensation policies and practices for employees generally and has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Our Governance Committee oversees risk management activities relating to Board composition and management succession planning. In addition, members of our executive management team attend our quarterly Board meetings and are available to address any questions or concerns raised by the Board on risk-management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits all of our employees, officers and directors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Our Insider Trading Policy also prohibits all of our employees, officers and directors from holding our stock in a margin account or pledging our securities as collateral to secure loans or other obligations.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics (the “Code of Conduct”) designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Conduct applies to all of our directors, executive officers and employees. The Code of Conduct may be found on the corporate governance subsection of the investors section of our website at www.idealpower.com. If we make any substantive amendments to, or grant certain waivers from, the Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Communications with the Board
Stockholders wishing to communicate with the Board may send a written communication addressed to the Corporate Secretary of Ideal Power Inc. at 5508 Highway 290 West, Suite 120, Austin, Texas 78735. The Corporate Secretary will screen all communications for product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding to the Board.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Our Board compensation policy provides for the following compensation to our non-employee directors:
•
Annual Cash Retainer.   Each non-employee director receives an annual cash retainer of $60,000.

•
Annual Equity Grant.   Each non-employee director receives an annual equity grant of stock options to purchase shares of our common stock having a grant date fair value of $60,000. The stock options vest in equal quarterly installments over the fiscal year.

All non-employee directors are also reimbursed for ordinary and reasonable expenses incurred in exercising their responsibilities. We do not compensate Mr. Brdar, our President and Chief Executive Officer, for his service on the Board.
2021 Director Compensation
The following table describes the compensation earned by members of our Board during the year ended December 31, 2021:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
David B. Eisenhaure(2)	$45,000	$45,000	$90,000
Ted Lesster	$60,000	$60,000	$120,000
Michael C. Turmelle	$60,000	$60,000	$120,000

(1)
The amounts included in this column are the aggregate grant date fair value of stock option awards, determined in accordance with Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. Assumptions used to determine the aggregate grant date fair value of the stock option awards are set forth in Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 25, 2022. These amounts do not necessarily reflect the actual value that may be recognized by the individual upon stock option exercise.

(2)
Mr. Eisenhaure passed away in October 2021. The fees earned and option award reflected above are prorated for his service during 2021.

The aggregate number of stock option awards outstanding for each of our non-employee directors as of December 31, 2021, was as follows:
Name	Number of Vested Stock Options	Number of Unvested Stock Options
Ted Lesster	28,273	—
Michael C. Turmelle	39,183	—

EXECUTIVE OFFICERS
The following sets forth certain information with respect to the executive officers of the Company as of April 29, 2022.
Name	Age	Position(s) with the Company
R. Daniel Brdar	62	President, Chief Executive Officer and Director
Timothy W. Burns, CPA	47	Chief Financial Officer, Secretary and Treasurer
Please see “Proposal 1 — Election of Directors — Nominees for Election as Director” for information regarding Mr. Brdar.
Timothy W. Burns, CPA, Chief Financial Officer, Secretary and Treasurer
In October 2013, Timothy W. Burns joined Ideal Power as our Chief Financial Officer and Treasurer and in November 2013 he was appointed as our Secretary. Prior to joining the Company, Mr. Burns was employed by Rainmaker Systems, Inc. (Nasdaq: RMKR), then a publicly traded company, from November 2010 until February 2013, first as the company’s Controller and, beginning in April 2011, as its Chief Financial Officer. Mr. Burns also served as Interim President and Chief Executive Officer of Rainmaker Systems, Inc. from October 2012 to December 2012. Prior to his employment with Rainmaker Systems, Inc., Mr. Burns was employed by Dean Foods Company (NYSE:DF), a publicly traded company, from 2001 until November 2010 where he held various positions in finance and accounting including Director of Corporate Accounting from 2008 to November 2010. From 1998 to 2001, Mr. Burns was employed by Deloitte & Touche, LLP as an auditor. Mr. Burns has a master’s degree in Professional Accounting from the University of Texas and a bachelor’s degree in Accounting from the University of Southern California. He is a public accountant certified in Texas.
Family Relationships
There are no family relationships between any of our executive officers or directors.

EXECUTIVE COMPENSATION
The following table summarizes compensation earned during the years ended December 31, 2021 and 2020 by our named executive officers (“NEOs”).
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
R. Daniel Brdar(4) President and Chief Executive Officer	2021	331,650	186,600	732,000	30,336	1,280,586
	2020	285,332	247,500	437,116	26,369	996,317
Timothy Burns Chief Financial Officer and Secretary	2021	236,250	88,600	244,000	9,825	578,675
	2020	214,754	112,500	213,122	1,008	541,384

(1)
Bonus represents performance bonus earned during the year. See “Employment Agreements” below for further discussion of NEO target bonuses.

(2)
The amounts included in this column are the aggregate grant date fair value of stock option awards plus the fair value of any modification to the stock option awards, determined in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used to determine the aggregate grant date fair value of the stock option awards are set forth in Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 25, 2022. These amounts do not necessarily reflect the actual value that may be recognized by the individual upon stock option exercise.

(3)
Other compensation includes earned but unused vacation, if applicable, and Company-paid insurance benefits.

(4)
Mr. Brdar served as BTRAN Chief Commercial Officer until April 8, 2020, when he was appointed as President and Chief Executive Officer.

Current and Future Compensation Practices
Currently, compensation for our NEOs consists of base salary, a cash bonus and equity awards. The Company has not established a compensation policy or practice for providing NEOs equity awards, and any such awards are granted at the discretion of the Compensation Committee of our Board. We may establish such a policy or practice in the future.
In setting the compensation for our NEOs, we look primarily at the person’s responsibilities, at the person’s experience and education and at our ability to replace the individual. In the past, we have obtained, but generally have not utilized, market benchmarking data for public companies with similar characteristics to us. We may utilize marketing benchmarking data in setting NEO compensation in the future. We expect the base salaries of our NEOs to remain relatively constant with an annual cost of living adjustment but may adjust an NEO’s base salary if the person’s responsibilities are materially changed or due to other economic considerations. We also may pay bonuses to reward exceptional performance or the achievement by the Company or an individual of targets to be agreed upon. The performance bonus target for each NEO who is currently an employee of the Company is established by his employment agreement, which is discussed in detail below.
Employment Agreements
Mr. Brdar
In connection with his appointment as President and Chief Executive Officer, the Company and Mr. Brdar entered into a Second Revised and Restated Employment Agreement effective April 8, 2020. The agreement provided for an initial annual salary, subject to a cost of living adjustment and adjustment no less frequently than annually at the discretion of the Board or Compensation Committee. Mr. Brdar is also entitled to a target bonus based on performance objectives and targets (the “Performance Goals”)

established by Mr. Brdar and the Compensation Committee. If the Performance Goals are satisfactorily achieved during the period or periods designated, as determined by the Compensation Committee, Mr. Brdar is eligible to receive a performance bonus with a target amount of up to 75% of his annual salary.
Pursuant to his employment agreement, if Mr. Brdar’s services are terminated without cause at the election of the Company or as a result of a change in control, he will be entitled to receive (i) his accrued but unpaid annual salary and the value of unused paid time off through the effective date of the termination; (ii) business expenses incurred prior to the effective date of termination; (iii) any unpaid bonus to the extent he met some or all of the Performance Goals prior to termination; and (iv) severance (the “Brdar Severance Payment”). The Brdar Severance Payment is equal to twelve months of Mr. Brdar’s base salary and shall be paid in equal installments over the severance period with the first payment made on the 30th day following termination of Mr. Brdar’s employment and subsequent payments made on Company paydays during the severance period. Mr. Brdar will be entitled to continue to participate in employee benefit plans, at the Company’s sole expense, during the severance period. In addition, if Mr. Brdar’s services are terminated as a result of a change in control, any of his equity awards that were scheduled to vest following the termination of his employment will vest immediately.
Mr. Brdar is also entitled to receive the same benefits and opportunities to participate in any of the Company’s employee benefit plans which may now or hereafter be in effect on a general basis for executive officers or employees. During his employment, the Company will provide, at the Company’s sole expense, health insurance benefits for Mr. Brdar and his spouse under the same policy or policies generally available to other executive officers of the Company.,
Mr. Burns
On September 16, 2014, Timothy Burns entered into an employment agreement with us. The agreement provided for an initial annual salary, subject to a cost of living adjustment and adjustment annually at the discretion of the Board or Compensation Committee. Mr. Burns is also eligible for an annual bonus with a target performance bonus equal to 50% of his annual salary. The actual performance bonus percentage for a given year is based on actual performance relative to the Performance Goals, which are to be mutually agreed upon by the Compensation Committee, the Chief Executive Officer and Mr. Burns.
The employment agreement will be terminated if Mr. Burns is disabled or voluntarily resigns from his employment. We may terminate Mr. Burns’ employment for cause or on 30 days’ written notice. If his employment is terminated by us without cause, Mr. Burns will receive his accrued but unpaid salary and the value of unused paid time off through the effective date of the termination, any accrued but unpaid bonus, business expenses incurred prior to the effective date of the termination, and severance (the “Burns Severance Payment”) consisting of six months’ salary. We may elect, in our sole discretion, whether to pay the Burns Severance Payment in one lump sum or on regular pay days for the six months following termination of Mr. Burns’ employment. Mr. Burns will also be entitled to continue to participate in employee benefit plans, at the Company’s sole expense, for six months following the termination of his employment. In addition, if Mr. Burns’ employment is terminated as a result of a change in control, any of his equity award that were scheduled to vest following the termination of his employment will vest immediately.
Under the terms of his employment agreement, Mr. Burns is entitled to participate in any of our employee benefit plans that may now be, or in the future will be, in effect on a general basis for our executive officers or employees. Additionally, we provide, at the Company’s sole expense, healthcare benefits for Mr. Burns and his children. Mr. Burns elected to waive his Company paid healthcare benefits in 2020.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning outstanding equity awards for our NEOs at December 31, 2021. No stock options were exercised by our NEOs during 2021 or 2020.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price ($)	Option expiration date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
R. Daniel Brdar(2)	—	—	$—	—	75,000	$904,500
R. Daniel Brdar	50,000	—	$7.59	12/10/2030	—	$—
R. Daniel Brdar	25,000	—	$7.19	08/06/2030	—	$—
R. Daniel Brdar	38,000	—	$1.99	03/25/2030	—	$—
R. Daniel Brdar(3)	14,000	7,000	$2.85	10/28/2029	—	$—
Timothy Burns(2)	—	—	$—	—	25,000	$301,500
Timothy Burns	25,000	—	$7.59	12/10/2030	—	$—
Timothy Burns	5,700	—	$7.19	08/06/2030	—	$—
Timothy Burns	9,500	—	$1.99	03/25/2030	—	$—
Timothy Burns(3)	5,833	3,888	$2.85	10/28/2029	—	$—

(1)
Value calculated as the number of unearned units multiplied by the closing price of the Company’s common stock on the Nasdaq Capital Market at December 31, 2021 of $12.06 per share.

(2)
Restricted stock units, with a grant date of December 17, 2021, vest one-third annually over a three-year vesting period, provided that the NEO remains in continuous service with us through each vesting date.

(3)
The stock option vests in three equal annual installments beginning on the first anniversary of the grant date, provided that the NEO remains in continuous service with us through each vesting date. Unexercisable stock options will fully vest on October 28, 2022.

Compensation Risk Assessment
The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, and has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our common stock as of April 16, 2022 by (i) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock, (ii) each of our directors and named executive officers and (iii) all executive officers and directors as a group.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon exercise of stock options and warrants that, in each case, are immediately exercisable or exercisable within 60 days of April 16, 2022. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Ownership information is based on 5,903,797 shares of common stock outstanding at the close of business on April 16, 2022. The address of each officer and director is 5508 Highway 290 West, Suite 120, Austin, Texas 78735. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and is generally determined by voting powers and/or investment powers with respect to securities. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock subject to stock options and/or warrants held by that person that are currently exercisable or exercisable, in each case, within 60 days of April 16, 2022 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
AWM Investment Company, Inc.(1)	589,789	9.99%
Lon E. Bell, Ph.D.(2)	447,029	7.27%
Named Executive Officers, Directors and Director Nominees:
R. Daniel Brdar(3)	129,435	2.15%
Timothy Burns(4)	47,913	*
Ted Lesster(5)	29,910	*
Michael C. Turmelle(6)	40,820	*
All Directors and Executive Officers as a Group (4 persons)(7)	248,078	4.04%

*
Represents beneficial ownership of less than 1%.

(1)
Based on a Schedule 13G/A filed with the SEC on February 11, 2022. Represents shares beneficially owned by AWM Investment Company, Inc., a Delaware corporation (“AWM”), as the investment adviser to Special Situations Cayman Fund, L.P., a Cayman Islands Limited Partnership (“Cayman”), Special Situations Fund III QP, L.P., a Delaware limited partnership (“SSFQP”), Special Situations Technology Fund, L.P., a Delaware limited partnership (“Tech”) and Special Situations Technology Fund II, L.P., a Delaware limited partnership (“Tech II” and, together with Cayman, SSFQP and Tech, the “AWM Funds”). Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Marxe, Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the AWM Funds. Includes (i) 235,271 shares of common stock and (ii) 354,518 shares of common stock issuable upon exercise of warrants exercisable within 60 days of April 16, 2022. Excludes an aggregate of 377,856 shares of common stock issuable upon exercise of warrants exercisable within 60 days of April 16, 2022 due to beneficial ownership limitations. The warrants held by AWM may only be exercised to the extent that the total number of shares of common stock then beneficially owned by AWM does not exceed 9.99% of the outstanding shares of our common stock. The amounts set forth in the table above give effect to such beneficial ownership limitation. The address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, New York, 10022.

(2)
Includes (i) 203,414 shares of common stock held by The Bell Family Life Insurance No 1 Trust dated 2/2/95 as amended (the “Bell Family Trust”), of which Dr. Bell is the trustee and a beneficiary and has voting and investment control over the securities, (ii) 92,179 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 16, 2022 held in Dr. Bell’s name and (iii) 151,436 shares of common stock issuable upon exercise of warrants exercisable within 60 days of April 16, 2022 held by the Bell Family Trust. The warrants held by the Bell Family Trust may only be exercised to the extent that the total number of shares of common stock then beneficially owned by Dr. Bell does not exceed 9.99% of the outstanding shares of our common stock. The address for Dr. Bell is 1819 North Grand Oaks Avenue, Altadena, California 91001.

(3)
Includes (i) 2,435 shares of common stock and (ii) 127,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 16, 2022.

(4)
Includes (i) 1,880 shares of common stock and (ii) 46,033 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 16, 2022.

(5)
Includes 29,910 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 16, 2022.

(6)
Includes 40,820 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 16, 2022.

(7)
Includes (i) 4,315 shares of common stock and (ii) 243,763 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 16, 2022.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee consists of the three non-employee directors named below and operates under a written charter adopted by the Board. The Board annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that the Chairman of the Audit Committee, Michael C. Turmelle, qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules.
The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter, which the Board adopted and which the Audit Committee reviews on an annual basis.
Our management is responsible for preparing our financial statements and our financial reporting process. BPM LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as of the end of the fiscal year.
The Audit Committee has reviewed and discussed with our management and BPM LLP. the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
The Audit Committee has also discussed with BPM LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, BPM LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BPM LLP’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with BPM LLP its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Submitted by the members of the Audit Committee:
Michael C. Turmelle, Chairman
Drue Freeman
Gregory Knight

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our stockholders are being asked to ratify the appointment of BPM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint BPM LLP as our independent registered public accounting firm. However, the Board believes that submitting the appointment of BPM LLP to our stockholders for ratification is good corporate governance. If our stockholders do not ratify this appointment, the Audit Committee and the Board will reconsider whether to retain BPM LLP. Notwithstanding the appointment and ratification, the Audit Committee or the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it believes doing so would be in the best interests of us and our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its appointment.
Representatives of BPM LLP will not be present at the Annual Meeting. Stockholders wishing to communicate with BPM LLP may send a written communication addressed to BPM LLP, 10 Almaden Blvd. Suite 1000, San Jose, CA 95113.
Effective July 1, 2021, Gumbiner Savett Inc., our previous independent registered public accounting firm, combined with BPM LLP. Prior to the combination, Gumbiner Savett Inc. had audited our financial statements annually since 2013. Solely as a result of this transaction, on July 1, 2021, Gumbiner Savett Inc. resigned as our independent registered public accounting firm. Concurrent with such resignation as a result of the transaction, the Audit Committee approved the engagement of BPM LLP as our new independent registered public accounting firm for our fiscal year ending December 31, 2021.
The audit reports of Gumbiner Savett Inc. on our financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception that the report dated March 30, 2020 contained an explanatory paragraph about our ability to continue as a going concern.
During the two most recent fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding Gumbiner Savett Inc.’s resignation, there were no disagreements between us and Gumbiner Savett Inc.on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gumbiner Savett Inc. would have caused them to make reference thereto in their reports on our financial statements for such years.
During the two most recent fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding Gumbiner Savett Inc.’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
During the two most recent fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding BPM LLP’s engagement, we did not consult with BPM LLP on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and BPM LLP did not provide either a written report or oral advise to us that BPM LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.
Principal Accountant Fees and Services
The following table represents the fees billed to us for the fiscal years ended December 31, 2021 and 2020 by Gumbiner Savett Inc.:
	2021	2020
Audit Fees(1)	$8,000	$49,000
Audit-Related Fees(2)	10,710	6,206
Tax Fees(3)	3,273	11,000
	$21,983	$66,206

The following table represents the fees billed to us for the fiscal year ended December 31, 2021 by BPM LLP:
2021
Audit Fees(1)	$41,000
Audit-Related Fees(2)	550
Tax Fees(3)	6,450
$48,000

(1)
Audit Fees.   This category includes BPM LLP and Gumbiner Savett Inc.’s audits of our annual financial statements that are normally provided by independent registered public accountants in connection with regulatory filings or engagements for those fiscal years.

(2)
Audit-Related Fees.   For Gumbiner Savett, Inc., this consists of fees billed for services associated with our proxy statement and a prospectus supplement in 2021 and our proxy statement, a Form S-3 filing and a Form S-8 filing in 2020. For BPM LLP, this consists of fees billed dor services in connection with a Form S-8 filing in 2021.

(3)
Tax Fees.   This consists of fees incurred for U.S. federal and state return preparation and tax advice.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible and material non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide a service. The Audit Committee pre-approved all services performed by, and audits fees paid to, our independent registered public accounting firm during fiscal years 2021 and 2020. The Audit Committee has determined that the rendering of all of the services noted above other than audit services by BPM LLP and Gumbiner Savett Inc. is compatible with maintaining the independent registered public accounting firm’s independence.
Vote Required and Board Recommendation
Approval of the ratification of the appointment of BPM LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be considered entitled to vote and, thus, will have the same effect of a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, stockholders are entitled to cast a non-binding, advisory vote to approve the compensation of our named executive officers, as described in the section entitled “Executive Compensation” and accompanying compensation tables and as discussed in the related narrative disclosure. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. While this stockholder vote on executive compensation is a non-binding advisory vote that is not binding on our Company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes. We expect that the next such frequency vote will occur at the annual meeting of stockholders in 2025.
At our annual meeting of stockholders in 2021, stockholders signaled their strong support for our executive compensation program where 89% of the votes cast approved our 2021 say-on-pay proposal. The Compensation Committee has considered, and will continue to consider, the outcome of our say-on-pay votes when reviewing the objectives of our program and making future compensation decisions for our named executive officers.
The goal of our executive compensation program is to reward named executive officers for exceptional performance or the achievement by the Company or the named executive officer of performance goals. We seek to link pay and performance through bonus cash and equity awards to our named executive officers. Please read the section entitled “Executive Compensation” and the compensation tables and narrative that follow it for additional details about our executive compensation program, including information about the compensation of named executive officers.
Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.”
Vote Required and Board Recommendation
Approval, on a non-binding, advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be considered entitled to vote and, thus, will have the same effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board or Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Approving Related Party Transactions
Under our Code of Conduct, our employees and officers are discouraged from entering into any transaction that may cause a conflict of interest. In addition, they must report any potential conflict of interest, including related party transactions, to their supervisors or our Chief Executive Officer.
Our Related Party Transaction Policy (the “Policy”) provides, among other items, that pre-approval of related party transactions (as defined in the Policy) requires a majority vote of the disinterested members of the Audit Committee with a de minimis exception for transactions less than $2,500. De minimis transactions may be approved by either our Chief Executive Officer or Chief Financial Officer, if disinterested. Further, the Policy requires timely disclosure to the Board of all related party transactions requiring disclosure under SEC regulations.
Related Party Transactions
The following is a description of transactions entered into, or in effect, after January 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unrelated third parties.
February 2021 Offering
In February 2021, we issued and sold 1,352,975 shares of our common stock, including 176,475 additional shares of common stock pursuant to the exercise of the underwriter’s option to purchase additional shares in full, in an underwritten public offering at a price of $17.00 per share (the “February 2021 Offering”). The net proceeds to us from the February 2021 Offering were $21.2 million. Certain beneficial owners of more than 5% of our common stock participated in the February 2021 Offering on the same terms as other investors in the February 2021 Offering.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Pursuant to Rule 14a-8 promulgated under the Exchange Act, stockholder proposals may be submitted to us for inclusion in our proxy statement and form of proxy for our 2023 annual meeting of stockholders. If a stockholder proposal is submitted to us pursuant to Rule 14a-8, it must be received by us no later than December 30, 2022, unless the date of our 2023 annual meeting of stockholders is more than 30 days before or after June 16, 2023, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals should be addressed to our Corporate Secretary at 5508 Highway 290 West, Suite 120, Austin, Texas 78735.
Stockholder proposals or director nominations to our Board, including those that are not to be included in our proxy statement and form of proxy for our 2023 annual meeting of stockholders, but are instead sought to be presented directly at the 2023 annual meeting of stockholders, must comply with the requirements of our amended and restated certificate of incorporation and our bylaws in order to be considered for inclusion. To be timely, a stockholder’s notice must be delivered received by our Corporate Secretary at 5508 Highway 290 West, Suite 120, Austin, Texas 78735 not less than 30 days nor more than 60 days prior to the scheduled date of the 2023 annual meeting of stockholders (which, assuming that the 2023 annual meeting of stockholders is held on June 16, 2023, would be May 17, 2023 and April 17, 2023, respectively); provided, however, that if we fail to provide at least 40 days public notice of the date of the 2023 annual meeting of stockholders, notice by the stockholder, to be timely, must be received not later than the close of business on the tenth day following the day on which public disclosure of the date of the 2023 annual meeting of stockholders was made. Stockholders are advised to review our amended and restated certificate of incorporation and our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Our amended and restated certificate of incorporation and our bylaws may be found on the corporate governance subsection of the investors section of our website at www.idealpower.com. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
HOUSEHOLDING
If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If the foregoing procedures apply to you, your broker has sent one copy of our proxy materials to your address. We will promptly deliver a separate copy of either document to you upon written or oral request to Ideal Power Inc. 5508 Highway 290 West, Suite 120, Austin, Texas 78735, Attention: Corporate Secretary, telephone: (512) 264-1542. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank or other nominee record holder, or you may contact us at the above address or telephone number.
OTHER MATTERS
The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.
By Order of the Board of Directors
Timothy W. Burns
Corporate Secretary
Austin, Texas
April 29, 2022

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE – www.proxypush.com/ipwr Use the Internet to vote your proxy until 11:59 p.m. (ET) on June 15, 2022. PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (ET) on June 15, 2022. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by June 15, 2022. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. The Board of Directors Recommends a Vote “FOR” each of the director nominees listed and “FOR” Proposals 2 and 3. 1. Election of directors: 01 R. Daniel Brdar 04 Ted Lesster Vote FOR Vote WITHHELD 02 Drue Freeman 05 Michael C. Turmelle all nominees from all nominees 03 Gregory Knight (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) Ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers. For Against Abstain For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis- trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ANNUAL MEETING OF STOCKHOLDERS Thursday, June 16, 2022 10:00 a.m. Central Time https://www.viewproxy.com/IdealPower/2022/VM Ideal Power Inc. 5508 Highway 290 West, Suite 120 Austin, Texas 78735 This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Ideal Power Inc. on June 16, 2022 to be held entirely online live via audio webcast at 10:00 a.m. Central Time at https://www.viewproxy.com/IdealPower/2022/VM and any adjournment or postponement thereof. In order to attend the Annual Meeting, you must register at https://www.viewproxy.com/IdealPower/2022/ The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” each of the director nominees and “FOR” Proposals 2 and 3, in accordance with the Board of Directors’ recommendations. By signing the proxy, you revoke all prior proxies and appoint R. Daniel Brdar and Timothy W. Burns, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof. See reverse for voting instructions.